Jacksonville Bancorp, Inc. Nasdaq: JAXB Investor Presentation June 27, 2011 Exhibit 99.1

Forward Looking Statements
The statements contained in this presentation, other than historical information, are forward-looking statements.  Forward looking statements
involve risks, assumptions, and uncertainties.   This may cause actual
results to differ materially from forward looking statements as a result of a variety of factors including (but not limited to):  limited operating history, economic and political conditions, competition, bank regulation, legislation, accounting principles and monetary policies, changes in the interest rate environment, success in minimizing credit risk and nonperforming assets, and technological changes.

JAXB at a Glance
• Founded in 1999 and is a publicly traded, Florida state-chartered commercial bank
• HQ in Jacksonville, FL (Duval County)
• Primary markets in Northeast Florida
• Asset size $624.6MM
• Employee size 99
• Eight full service branch offices and one virtual branch
• Market cap $37.4 million
• 5.9 million shares outstanding; 41.4% public float
• Insider ownership~ 52.3%; Institutional~24.5%

Market and Strategies 4

2010 Jacksonville Market Demographics
Population
Total Population 859,030
0-14 Age Group 21%
15-34 Age Group 29%
35-54 Age Group 28%
55-69 Age Group 14%
70+ Age Group 7%
Median Age 35
FL Median Age 41
USA Median Age 37
Population 25+
w/Education
556,648
< 9th Grade 4%
Some High School 9%
High School Graduate 32%
Some College 22%
Associate Degree 9%
Bachelors Degree 17%
Graduate Degree
8%
Household
Total Households 337,036
Income
$0-25K 21%
$25-50K 28%
$50-100K  37%
$100K+  15%
Average Household Income $63,480
Median Household Income $51,156
FL Average Household Income $64,516
USA Average Household Income $70,713
Net Worth
$0-35K 42%
$35-100K 17%
$100-250K 18%
$250-500K 10%
$500K+ 12%
Average Household Net Worth $322,358
FL Average Household Net Worth $398,087
USA Average Household Net Worth $418,865

2010 Jacksonville Market Demographics cont’d
Housing Market ~ Residential
Total Owner Occupied Housing Units 209,995
Housing Unit Value
$0-100K  37%
$100-200K  44%
$200-300K  12%
$300-500K 5%
$500K+ 3%
Unemployment Rate

Jacksonville 9.7%
FL 11.2%
USA 10.1%

Area of Northeast Florida currently
served by JAXB

3
2
4
1 6

1. Ortega Office
2. Downtown Office
3. Intracoastal West Office
4. Gate Parkway Office
5. Mandarin Office
6. Beach Boulevard Office
7. Neptune Beach Office
8. Jacksonville Beach Office

The Jacksonville Bank and Oceanside Bank – A Perfect Match 8

The Jacksonville Bank and Oceanside Bank – Recent Timeline
• Merger of Oceanside Bank with The Jacksonville Bank             November 16, 2010
• $35M of new capital raised by Bancorp through four accredited November 16, 2010 investors led by CapGen Capital Group IV LP ($33.6M was
down-streamed to the Bank)
• Systems and branch integration                                  December 6, 2010
• Disposition of $40.3M of low quality assets completed           February 11, 2011
• Safety and Soundness Examination                                April 2011

Pro forma to Current Comparison (in 000s)
Actual as of
March 31, 2011
Pro forma as of
June 30, 2010
Variance
Inc/(Dec)
Cash and due from banks $12,601 $89,741 ($77,140)
Gross Loans 503,919 552,491 (48,572)
Allowance for loan losses 11,331 8,248 3,083
Loans, net of allowance for loan losses 492,588 (1) 544,243 (51,655)
Core deposit intangible 2,223 4,702 (2,479)
Goodwill 13,621 5,837 7,784
Total assets 624,643 752,927 (128,284)
Deposits:
DDA 78,959 74,744 4,215
MM/NOW/Savings 205,954 198,260 7,694
Time 244,870 365,776 (120,906)
Total deposits 529,783 638,780 (108,997)
Total liabilities 571,859 690,934 (119,075)
Capital 52,784 61,993 (9,209)
(1) Included in net loans is the discount on loans acquired in the acquisition of Oceanside Bank in the amount of $18,448

Capital 11

Asset Quality 12 *During the first quarter of 2011 the Company charged-off $3.7 million on loans that were previously identified as impaired with specific reserves recorded at December 31, 2010.

Management Team
Gilbert J. Pomar, III
Director of Bancorp and the Bank
since 1999. President and Chief
Executive Officer for the Bank and
President of Bancorp since March
1999. Mr. Pomar has more than 30
years of banking experience, is active
in various community efforts and is a
graduate of the University of Florida
where he earned his Bachelor of
Science degree in Finance.
Scott M. Hall
Executive Vice President of Bancorp
and the Bank since February 2008 and
was named Chief Credit Office of both
in April 2010. Mr. Hall has over 20
years of experience in the financial
service industry, is active in various
community activities and is a graduate
of the University of North Florida
where he earned his Bachelor of
Business Administration degree in
Finance.
Valerie A. Kendall
Executive Vice President and Chief
Financial officer of Bancorp and the
Bank. Ms. Kendall has more than 20
years of banking experience, is a
Certified Public Accountant and is a
graduate of Florida Southern College
where she earned her Bachelor of
Science degree in Accounting.
Price W. Schwenck
Director of Bancorp and the bank since
1999. Chairman of the Board of Directors
for the Bank since 1999 and elected as
Executive Chairman on May 5, 2010.
Formerly served as Chief Executive Officer
of Bancorp from 1999 until April 26, 2000
and re-elected in May 2010. Mr. Schwenck
received his Bachelors degree and M.B.A
from the University of South Florida and his
M.S. from the University of Miami after four
years of extended study and application in
the field of quality management and
leadership.

Strategic Objectives
• Well defined NE FL focus
• Management of low quality assets
• Serving our community as the largest community bank in
Jacksonville
• Organized to focus on relationship gathering and retention
• Strong commitment to risk management and organizational
efficiencies

Performance Drivers 15

Net Interest Margin 16 * includes adjustments for loan accretion, non- accrual and other interest adjustments

Summary Balance Sheet (in 000s)
March 31,
2011
December 31,
2010
March 31,
2010
Gross loans $ 503,919 $ 512,765 $ 390,601
Allowance for loan losses 11,331 13,069 7,618
Net loans 492,588 (1) 499,696 382,983
Core deposit intangible 2,223 2,376 --
Goodwill 13,621 12,498 --
Total assets 624,643 651,833 452,375
Total deposits 529,783 562,187 385,944
Total liabilities 571,859 599,974 426,164
Capital 52,784 51,859 26,211
(1) Included in net loans is the discount on loans acquired in the acquisition of Oceanside Bank in the amount of $18,448

Loan Composition (in 000s) March 31, 2011 December 31, 2010* 18

March 31, 2011 Deposit Mix (in 000s) December 31, 2010 19

Financial Highlights 20

Loan and Deposit History (in 000s) 21

Net Income (in 000s) 22

Summary Operating Results (in 000s)
Q1 2011 Q4 2010 Q3 2010 Q2 2010 Q1 2010
Interest Income $7,740 $6,752 $5,666 $5,749 $5,795
Interest expense 1,864 1,914 1,926 2,222 2,220
Net interest income 5,876 4,838 3,740 3,527 3,575
Provision for loan losses 1,929 11,894 799 1,920 2,375
Net interest income after
provision for loan losses 3,947 (7,056) 2,941 1,607 1,200
Noninterest income 396 341 299 286 248
Noninterest expense:
Salaries and employee benefits 1,708 1,479 1,399 1,281 1,237
Occupancy and equipment 660 698 416 412 406
Data processing 398 320 266 250 245
Regulatory assessment 322 266 232 251 260
OREO 252 2,270 308 379 464
M&A expense 25 917 760 353 --
Other 885 780 484 517 474
Total noninterest expense 4,250 6,730 3,865 3,443 3,086
Income (loss) before income taxes 93 (13,445) (625) (1,550) (1,638)
Income tax expense (benefit) (346) (4,331) (276) (558) (650)
Net income (loss) $439 ($9,114) ($349) ($992) ($988)
Capital ratios:
Tier 1 Leverage Ratio 7.29% 9.09% 7.27% 7.31% 7.72%
Tier 1 Risk-Based Capital Ratio  8.70% 9.13% 8.30% 8.63% 8.87%
Total Risk-Based Capital Ratio 10.54% 10.40% 11.22% 11.51% 11.63%

Summary Operating Results cont’d: GAAP to Non-GAAP Comparison
(in 000s)
Q1 2011 Q4 2010 Q3 2010 Q2 2010 Q1 2010
Net income (loss) $439 ($9,114) ($349) ($992) ($988)
Plus:  Total provision for
loan losses 1,929 11,894 799 1,920 2,375
Expense:
Other real estate
owned * 243 2,236 278 171 464
Merger and
acquisition 25 917 760 353 --
Income tax benefit (346) (4,331) (276) (558) (650)
Pre-provision, pre-OREO,
pre-merger and pre-tax
earnings                                   $2,290 $1,602 $1,212 $894 $1,201
*balance is net of income

Key Ratios
Q1 2011 Q4 2010 Q3 2010 Q2 2010 Q1 2010
EPS $0.07 ($2.42) ($0.20) ($0.57) ($0.56)
Book Value per share 8.96 8.81 14.07 14.30 14.98
Tangible Book Value per
share 6.27 6.28 14.07 14.30 14.98
ROAA 0.28% (6.54%) (0.32%) (0.88%) (0.89%)
ROAE 3.40% (83.81%) (5.49%) (15.20%) (14.64%)
Efficiency Ratio 67.76% 129.95% 95.69% 90.30% 80.72%

Peer Analysis 26